Fees Summary	Nov. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,492,872.00
Previously Paid Amount	3,282.46
Total Fee Amount	3,980.26
Total Offset Amount	0.00
Net Fee	$ 697.80